Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events
29.	Subsequent events

a)	Subsequent to year end, a number of the Company’s warrants to purchase its common stock were exercised by their holders. These exercise transactions to March 24, 2021 were as follows:

	Number Exercised	Exercise Price	Cash Receipts
September 2019 Investor warrants	2,000,000	$1.65	$3,300,000
February 2020 Investor warrants	1,739,130	$1.20	$2,086,956
July 2020 Investor warrants	20,794,333	$0.45	$9,357,450
July 2020 Placement Agent warrants	1,866,667	$0.5625	$1,050,000
August 2020 Investor warrants	7,589,883	$0.47	$3,567,245
August 2020 Placement Agent warrants	869,952	$0.7040625	$612,501
	34,859,965		$19,974,152

b)	On February 19, 2021, the Company closed a public offering of 20,509,746 common shares at a price to the public of $1.45 per common share, for gross proceeds of $29.7 million, before deducting underwriting discounts, commissions and offering expenses payable by the Company, in the amount of $2.8 million. Aeterna also granted the underwriter a 30-day overallotment option (the “Underwriter Option”) to purchase up to 3,076,461 additional common shares at the public offering price, less underwriting discounts and commissions, and 1,435,682 warrants with an exercise price of $1.8125 and expiring on February 17, 2026. The net cash proceeds to the Company from the offering totaled $26.9 million. On February 22, 2021, the underwriter exercised the Underwriter Option in full and received 3,076,461 common shares for gross proceeds to the Company of $4.5 million. In connection with the public offering and the exercise of the Underwriter Option, the Company paid commissions and other expenses of $0.4 million and issued 215,352 warrants priced at $1.8125 and expiring on February 17, 2026